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                                                                    EXHIBIT 10.6

                               AMENDMENT TO THE
                      PEDIATRIC SERVICES OF AMERICA, INC.
                         DIRECTORS' STOCK OPTION PLAN

        This Amendment to the Pediatric Services of America, Inc. Directors' Stock Option Plan (the "Plan") is made and entered into this 5th day of November, 1997, to be effective as of the 1st day of January, 1997, by Pediatric Services of America, Inc., (the "Company").

                                  WITNESSETH:
                                  -----------

        WHEREAS, the Company wishes to amend the Plan to provide for discretionary grants of options to the outside directors, as well as to increase the number of shares available for issuance under the Plan.

        NOW, THEREFORE, the Plan is hereby amended as follows:

                                      1.

        Section 4 of the Plan is amended to read as follows:

        "Section 4.   Reserved Shares.  Effective January 1, 1997, a total of
         ---------    ---------------
        Three Hundred Thousand (300,000) shares of the Company's Common Stock is reserved for issuance pursuant to the terms of the Plan."

                                      2.

        Section 5 of the Plan is hereby amended by adding the following paragraph to the end thereof:

        "Effective as of January 1, 1997, the Compensation Committee of the Board of Directors (the "Compensation Committee") shall have the authority and sole discretion (i) to make additional grants of options to acquire shares of the Corporation's Common Stock to Eligible Directors at such times and in such amounts as the Compensation Committee in its sole discretion shall deem appropriate and (ii) to approve all subsequent transactions related to such grants."

                                      3.

        Effective as of January 1, 1997, Section 12 of the Plan is deleted in its entirety.








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                                      4.

        Except as specifically set forth herein, the terms of the Plan shall remain in full force and effect.

        IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be executed by its duly authorized officer as of the date first written above.


                                      PEDIATRIC SERVICES OF AMERICA, INC.



                                      By:
                                         ------------------------------------

                                      Title: /s/ Joseph D. Sansone, President
                                            ---------------------------------